UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2005

WESTCORP

(Exact Name of Registrant as Specified in Charter)

California	33-13646	51-0308535

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Pasteur, Irvine, California 92618-3804

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (949) 727-1000

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Robert J. Costantino will join Westcorp, Western Financial Bank and WFS Financial on May 8, 2005 as Chief Financial Officer and Chief Operating Officer of each company, replacing Mark Olson who was the interim Chief Financial Officer. From August 2002 to May 2005, Mr. Costantino served as President and Chief Executive Officer of Mitsubishi Motors Credit of America, Inc. and as a member of the Board of Directors of Mitsubishi’s car company and captive credit company. Prior to Mitsubishi, Mr. Costantino was with Volvo Cars of North America, LLC and Volvo Finance North America, Inc. for 17 years, most recently serving as Senior Vice President—Chief Financial Officer of Volvo Cars of North American, LLC from November 2000 to August 2002. Prior to this position, Mr. Costantino held a number of senior financial positions, including Vice President—Finance and Chief Financial Officer of Volvo Finance North America, Inc. Mr. Costantino is 46 years old.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTCORP, a California corporation
May 6, 2005	By:	/s/ MARK K. OLSON
Mark K. Olson
Vice President, Controller and Interim Chief Financial Officer